                                                                    Exhibit 10.5

                             STOCK OPTION AGREEMENT


THIS AGREEMENT, entered into as of this _________ day of _________, 20___, by and between PECO II, Inc., an Ohio corporation (the "Company") and _____________ (the "Optionee").

                                   WITNESSETH:
                                   -----------

WHEREAS, the Board of Directors of the Company has adopted the 1997 PECO II, Inc. Nonqualified Stock Option Plan (the "Plan"); and WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Option Committee") has determined that the Optionee, as a key employee of the Company, should be granted a stock option under the Plan upon the terms and subject to the conditions and covering the number of shares of Common Shares of the Company ("Shares") as set forth hereinafter;

NOW, THEREFORE, the Company and the Optionee hereby agree with respect to such stock option as follows:

     1.   Grant of Option. Effective as of the date of this Agreement, the
          ---------------
          Company grants to the Optionee, upon the terms and subject to the conditions set forth hereinafter, the right and option to purchase all or any part of an aggregate of _______________ (_____) Shares (such collective right and option being hereinafter referred to as the "Option").

     2.   Option Price. The entire amount or such portion of the aggregate
          ------------
          number of Shares shall be designated as a nonqualified stock option at a price per share (the "Option Price") equal to $________ per share.

     3.   Term of Option. The term of the Option shall be for a period of _____
          --------------
          (___) years from the date hereof, and the term of this Option shall in no event extend beyond the close of regular business hours on
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Stock Option Agreement - 1997
Page 2


          _____________, 20___ . The Option is subject to earlier termination as set forth in Paragraphs 5 and 6 hereof.

     4.   Exercise of Option. The Optionee shall become entitled to exercise the
          ------------------
          Option with respect to the number of Shares indicated on or after the vesting date and before the last date upon which the option may be exercised:

           Number of Shares as        Vesting Date Upon       Last Date Upon
          to Which Nonqualified         Which Option           Which Option
           Stock Option May be             May be                 May be
                 Exercised               Exercised              Exercised
          ---------------------       -----------------       --------------

                    ___                  ___, 20___             ___, 20___

                    ___                  ___, 20___             ___, 20___

                    ___                  ___, 20___             ___, 20___


          To the extent that the Option has vested and become exercisable with respect to the Shares, as provided above, the Option may thereafter be exercised by the Optionee either as to all or any part of the Shares that have so vested until the last date upon which the Option may be exercised, as provided above. The Option may not be exercised for fewer than one hundred (100) Shares, or the total number of remaining Shares subject to such option, whichever is smaller. If the Option Stock becomes vested but has not been completely exercised as set forth in Paragraph 8 hereof on or before the last date upon which the Option may be
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Stock Option Agreement - 1997
Page 3


          exercised as indicated above, such unexercised portion of the Option shall be forfeited and may not be exercised by the Optionee at any time in the future. Except as provided in Paragraphs 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall be an employee at such time of the Company (an "Employee").

     5.   Termination of Employment. So long as the Optionee shall continue to
          -------------------------
          be an employee, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or (b) any change of duties, position or employment. If the Optionee ceases to be an employee for any reason other than death, each Option that has vested on or prior to the date of termination may be exercised within 90 days after the effective date of termination, but shall in no event be exercisable thereafter, notwithstanding the least date upon which the Option may be executed pursuant to the terms set forth in this Agreement. If an Option has not vested or become exercisable on the date of termination, such Option shall be void and cannot be exercised thereafter. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company, or to limit or interfere in any way with the right of the Company to terminate his or her employment at any time, with or without cause.
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Stock Option Agreement - 1997
Page 4


     6.   Death of Optionee. If an Optionee who was entitled to exercise an
          -----------------
          Option that vested pursuant to Paragraph 4 hereof dies while still an employee of the Company, the date on which the vested portion of the Option may be exercised shall be extended one (1) year. The person or persons that receives by will or by the laws of descent and distribution the right to exercise the Option (the "Personal Representative") may exercise the Option to the full extent of the rights, if any, which had accrued as of the date of the Optionee's death pursuant to Paragraph 4 hereof and which have not theretofore been exercised; provided, however, that such accrued purchase rights shall in any event terminate upon the earlier of the last date on which such option is otherwise exercisable or one (1) year from the date of the Optionee's death.

     7.   Adjustment of Number of Shares. In the event of any change in the
          ------------------------------
          number of outstanding Shares through the declaration of share dividends, share splits, or consolidations, through recapitalization, or by reason of any other increase or decrease in the number of outstanding Shares effected without receipt of consideration by the Company, the number of Shares then covered by the Option and the Option Price shall be appropriately adjusted consistent with such change. The determination of the Board of Directors of the Company as to any such adjustment shall be conclusive and binding upon the Optionee and upon the Personal Representative.
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Stock Option Agreement - 1997
Page 5


     8.   Exercise of Option. The Option may be exercised by delivery to the
          ------------------
          Secretary of the Company at its principal office, 1376 State Route 598, Galion, Ohio 44833, of a completed Notice of Exercise of Option in the form attached hereto as Exhibit A and obtainable from the Secretary of the Company setting forth the amount of Shares with respect to which the Option is being exercised, together with payment if a form satisfactory to the Company in the amount of the total purchase price for such Shares.

     9.   Share Transfer Restriction Agreement. As a condition precedent to the
          ------------------------------------
          issuance of certificates evidencing ownership by the Optionee of Shares after exercise of the option, the Optionee must execute a share transfer restriction agreement substantially identical in form to the Shareholders' Agreement attached hereto as Exhibit B and incorporated herein by reference prior to the date of the issuance of such certificates for Shares unless such Optionee has already executed a Shareholders' Agreement. If the Optionee shall not execute a share transfer restriction agreement for any reason, he shall not be entitled to the issuance of Shares under the portion of the Option that he has exercised. In such event, the Company shall immediately return to the Optionee the purchase price for such Shares.
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Stock Option Agreement - 1997
Page 6


     10.  Sale, Liquidation, Dissolution or Merger. In the event of the sale of
          ----------------------------------------
          all or substantially all of the Company's assets, or a merger or consolidation in which the Company is not the surviving corporation, all options granted hereunder shall become fully vested fifteen (15) days prior to the contemplated consummation date of the transaction. In the event of a proposed dissolution or liquidation of the Company, or any consolidation or merger in which the Company is the surviving corporation and in which there is a reclassification of the Shares, all outstanding Options shall become fully vested upon the Company's adoption of the plan or agreement related to such event. The Option Committee may provide that each Option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors, provided, however, that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise each Option as to all or any part of the Shares subject thereto.

     11.  Issuance of Share Certificates. Upon receipt by the Company prior to
          ------------------------------
          expiration of the Option of a duly completed Notice of Exercise of option, in a form acceptable to the Company, accompanied by a certified or cashier's check, as provided in Paragraph 8 hereof, in full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to
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Stock Option Agreement - 1997
Page 7


          Paragraph 6 hereof by the Personal Representative, accompanied in addition by proof satisfactory to the Board of Directors of the Company of the right of the Personal Representative to exercise the Option) the Company shall cause to be mailed or otherwise delivered to the Optionee or the Personal Representative, as the case may be, within thirty (30) days of such receipt, a certificate or certificates for the number of Shares so purchased. The Optionee or the Personal Representative shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until one or more certificates representing such Share shall be issued to the Optionee or the Personal Representative.

     12.  Successors in Interest. This Agreement shall be binding upon and inure
          ----------------------
          to the benefit of any successor or successors of the Company, and any Personal Representatives of the Optionee. The Option shall not be transferable other than by will or the laws of descent and distribution as set forth in Paragraph 6 above. The Option may be exercised during the lifetime of the Optionee only by the Optionee.

     13.  Provisions of Plan Control. This Agreement is subject to all of the
          --------------------------
          terms, conditions, and provisions of the Plan, as amended from time to time, and to such rules, regulations, and interpretations of the Plan as may be adopted by the Board
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Stock Option Agreement - 1997
Page 8


          of Directors of the Company and in effect from time to time. A copy of the plan is attached hereto as Exhibit C and is incorporated herein by reference. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.


IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its undersigned officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.


                                      PECO II, Inc.



                                      By
                                        -----------------------------------
                                        ("Company")




                                        -----------------------------------
                                        ("Optionee")

                                   EXHIBIT A
                                   ---------

                                 PECO II, INC.
                            STOCK OPTION AGREEMENT

                          NOTICE OF EXERCISE OF OPTION



Sandra Frankhouse
PECO II, Inc.
1376 State Route 598
Galion, Ohio 44833


The undersigned hereby exercises the Option to purchase ______________ shares of PECO II, Inc. Common Shares, at a price of $_________ per share.

Date: ______________, _______                  _________________________________
                                               Optionee



The undersigned hereby acknowledges receipt by PECO II, Inc., of $_____________ representing adequate consideration for the foregoing option being exercised.

                                               PECO II, Inc.




                                               ------------------------------
                                               Sandra Frankhouse, Secretary